Amounts recognized in accumulated other comprehensive income that has not yet been recognized as components of net periodic benefit cost (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Net actuarial (gain)/loss	$ 3,371	$ 4,060	$ (305)
Total	$ 3,371	$ 4,060	$ (305)